Morgan Stanley California Insured Municipal Income Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            04/11/  15,655   $106.9 $1,673,5  2,000,   0.12%   0.80  Citigroup,
  Puerto      03     ,706      0       95,      000             %     Merrill
   Rico                                000                            Lynch &
 Highways                                                            Co, Morgan
   and                                                                Stanley,
Transporta                                                            Banc of
   tion                                                               America
Authority                                                            Securities
(Transport                                                              LLC,
  ation                                                               Goldman
 Revenue                                                              Sachs &
  Bonds                                                                Co, JP
Series G)                                                             Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                     Samuel A.
                                                                     Ramirez &
                                                                      Co Inc,
                                                                     UBS Paine
                                                                     Webber Inc
                                                                        and
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n


California                                                              UBS
Infrastruc                                                           Financial
 ture and                                                             Services
 Economic                                                               Inc,
Developmen                                                           Citigroup,
t Bank Bay                                                            Merrill
Area Toll   08/06/     -     $102.9 $1,160,4  5,000,   0.43%   2.09   Lynch &
 Bridges      03               4       35,      000             %       Co,
 Seismic                     Variou    000                            Fidelity
 Retrofit                      s                                      Capital
 Revenue                                                              Markets,
  Bonds,                                                               First
  Series                                                               Albany
  2003A                                                              Corporatio
First Lien                                                           n, Goldman
  Bonds                                                               Sachs &
                                                                     Co, Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      LLC, JP
                                                                      Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                       s Inc,
                                                                       Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                     ed, Prager
                                                                     Sealy & Co
                                                                     LLC, Quick
                                                                      & Reilly
                                                                      Inc, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                     s Inc and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC





                                                                     Citigroup,
   The                                                                EJ De La
Metropolit                                                           Rosa & Co
 an Water                                                            Inc, Bear
 District                                                            Stearns &
    of      09/05/     -     Variou $200,000  8,000,   4.00%   3.27  Co Inc, JP
 Southern     03               s      ,000      000             %     Morgan,
California                                                             Lehman
  , 2003                                                             Brothers,
Authorizat                                                              Loop
   ion                                                                Capital
Series B1                                                             Markets,
   & B2                                                                Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                        ed,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc